Invested assets and net new money (Detail 2) - USD ($) $ in Billions	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Development Of Invested Assets [Line Items]
Total invested assets at the beginning of the year	$ 6,087	$ 5,714
Net new money	36	52
Market movements	648	542
Foreign currency translation	274	(155)
Other effects	(40)	(67)
of which: acquisitions / (divestments)	(4)	(6)
Total invested assets at the end of the year	$ 7,005	$ 6,087